Exhibit (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Tilson Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Erin E. Douglas with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of September 2011.

/s/ Erin Douglas	/s/ James H. Speed, Jr.
Witness	James H. Speed, Jr., Trustee
Print Name: Erin Douglas

Exhibit (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Tilson Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Erin E. Douglas, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of January 2012.

/s/ Kelli Alires	/s/ Glenn H. Tongue
Witness	Glenn H. Tongue, Vice President
Print Name: Kelli Alires

Exhibit (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Tilson Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Erin E. Douglas with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of January 2012.

/s/ Kelli Alires	/s/ Whitney R. Tilson
Witness	Whitney R. Tilson, Trustee and President
Print Name: Kelli Alires

Exhibit (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Tilson Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Erin E. Douglas, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 15th day of January 2012.

/s/ Kelli Alires	/s/ Jack E. Brinson
Witness	Jack E. Brinson, Trustee and Chairman
Print Name: Kelli Alires

Exhibit (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Tilson Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Kim Storms with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th  day of September 2011.

/s/ Erin Douglas	/s/ James H. Speed, Jr.
Witness	James H. Speed, Jr., Trustee
Print Name: Erin Douglas

Exhibit (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Tilson Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Kim Storms, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 17th day of January 2012

/s/ Kelli Alires	/s/ Glenn H, Tongue
Witness	Glenn H. Tongue, Vice President
Print Name: Kelli Alires

Exhibit (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Tilson Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Kim Storms with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of September 2011.

/s/ Erin Douglas	/s/ Whitney R. Tilson
Witness	Whitney R. Tilson, Trustee and President
Print Name: Erin Douglas

Exhibit (q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Tilson Investment Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints Kim Storms, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of September 2011.

/s/ Erin Douglas	/s/ Jack E. Brinson
Witness	Jack E. Brinson, Trustee and Chairman
Print Name: Erin Douglas